UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Volta Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following communication was updated on January 19, 2023 by Volta Inc. (“Volta”) on its LinkedIn webpage to add a link to a press release issued by Shell USA, Inc. in connection with the proposed transaction between Volta and Shell USA, Inc. The link to the press release issued by Volta was previously filed by Volta with the SEC on January 18, 2023 as Exhibit 99.1 to its Current Report on Form 8-K. The updated communication is available here: https://www.linkedin.com/posts/voltacharging_volta-charging-volta-inc-to-be-acquired-activity-7021486041593184256-KFHZ/

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Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between a subsidiary of Shell USA, Inc. (“Shell”) and Volta Inc. (“Volta”). In connection with the proposed transaction, Volta plans to file a proxy statement on Schedule 14A (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (“SEC”). STOCKHOLDERS OF VOLTA ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT VOLTA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the Proxy Statement and other relevant materials (when they become available) and other documents filed by Volta at the SEC’s website at www.sec.gov. Copies of the Proxy Statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, on Volta’s website at investors.voltacharging.com or by contacting Volta Investor Relations at drew@voltacharging.com.

Participants in the Solicitation

Volta and its directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding Volta’s directors and executive officers is available in its proxy statement filed with the SEC on June 13, 2022 and in its current reports on Form 8-K filed with the SEC on June 13, 2022, July 12, 2022, August 2, 2022 and January 6, 2023. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC (when they become available). Investors should read the proxy statement and other relevant materials carefully when they become available before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements included in this communication other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are based on current expectations and assumptions about future events and currently available information as to the outcome and timing of future events. Such statements are inherently subject to numerous business, economic, competitive, regulatory and other risks and uncertainties, most of which are difficult to predict and many of which are beyond Volta’s control. No assurance can be given that such expectations will be correct or achieved or that the assumptions are accurate or that any transaction will ultimately be consummated. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the transaction, including the risks that (a) the transaction may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain Volta stockholder approval of the merger agreement, (c) the parties may fail to secure the termination or expiration of the waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act or other applicable regulatory approvals, and (d) other conditions to the consummation of the merger under the merger agreement may not be satisfied; (2) the possibility of the termination of the merger agreement and the effects that any termination of the merger agreement may have on Volta or its business, including the risks that Volta’s stock price may decline significantly and that Volta may not be able to continue as a going concern if the transaction is not completed; (3) the effects that the announcement or pendency of the merger may have on Volta and its business, including the risks that as a result (a) Volta’s business, operating results or stock price may suffer, (b) Volta’s current plans and operations may be disrupted, (c) Volta’s ability to retain or recruit key employees may be adversely affected, (d) Volta’s business relationships (including, customers and suppliers) may be adversely affected, or (e) Volta’s management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the merger agreement places on Volta’s ability to operate its business, return capital to stockholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the merger and instituted against Volta and others; (6) the risk that the transaction and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; and (8) other factors described under the heading “Risk Factors” in Part I, Item 1A of Volta’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and Quarterly Reports on Form 10-Q, each as updated or supplemented by subsequent reports that Volta has filed or files with the SEC. The risks and uncertainties may be impacted by the COVID-19 pandemic (including supply chain constraints, labor shortages and inflationary pressure). Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which such statement is made. Should one or more of the risks or uncertainties described in this communication occur, or should underlying assumptions prove incorrect, Volta’s actual results and plans could differ materially from those expressed in any forward-looking statements. All forward-looking statements are expressly qualified in their entirety by this cautionary statement. Except as otherwise required by applicable law, Volta undertakes no obligation to publicly correct or update any forward-looking statement whether as a result of new information, future events or circumstances after the date of this communication, or otherwise.

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SHELL USA, INC. AND VOLTA INC. SIGN A DEFINITIVE MERGER AGREEMENT

Jan 18, 2023

Houston − Shell USA, Inc., a subsidiary of Shell plc, has signed a definitive agreement to acquire 100% of the outstanding shares of Class A common stock of Volta Inc. (NYSE: VLTA) (Volta) in an all-cash transaction valued at approximately USD $169 million.

Volta’s assets include an existing public EV charging network of over 3,000 charge points at destination sites (shopping centers, grocery stores, pharmacies, etc.) across 31 U.S. states and territories, a development pipeline of more than 3,400 additional charge points, and capabilities to continue developing, operating, and monetizing EV charging infrastructure.

Beyond providing a charging service, Volta specializes in generating advertising revenues from screens embedded into the charge point. Volta’s advertising capability and early mover advantage have allowed the company to secure prime spots and portfolio-level contracts with site hosts in high-value, high-traffic markets.

The transaction is expected to close in the first half of 2023, subject to shareholder and regulatory approval.

Notes to editors

■	Under the terms of the merger agreement, Shell USA, Inc. will acquire all outstanding shares of Class A common stock of Volta for an equity purchase price of approximately USD $169 million / $0.86/share in cash upon completion of the merger agreement. At close, Shell will also repay Volta’s 3rd party debt, estimated at USD $14 million. As part of the transaction, an affiliate of Shell USA, Inc. will provide subordinated secured term loans to Volta to bridge Volta through the closing of the transaction.

■	The closing of the merger is subject to the approval of Volta's stockholders, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act and other applicable regulatory approvals and customary closing conditions.

■	Subject to shareholder and regulatory approval, Volta will be a wholly owned subsidiary of Shell USA, Inc.

Enquiries

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Cautionary note

The companies in which Shell plc directly and indirectly owns investments are separate legal entities. In this press release “Shell”, “Shell Group” and “Group” are sometimes used for convenience where references are made to Shell plc and its subsidiaries in general. Likewise, the words “we”, “us” and “our” are also used to refer to Shell plc and its subsidiaries in general or to those who work for them. These terms are also used where no useful purpose is served by identifying the particular entity or entities. ‘‘Subsidiaries’’, “Shell subsidiaries” and “Shell companies” as used in this press release refer to entities over which Shell plc either directly or indirectly has control. Entities and unincorporated arrangements over which Shell has joint control are generally referred to as “joint ventures” and “joint operations”, respectively. “Joint ventures” and “joint operations” are collectively referred to as “joint arrangements”.  Entities over which Shell has significant influence but neither control nor joint control are referred to as “associates”. The term “Shell interest” is used for convenience to indicate the direct and/or indirect ownership interest held by Shell in an entity or unincorporated joint arrangement, after exclusion of all third-party interest.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between a subsidiary of Shell USA, Inc. (“Shell”) and Volta Inc. (“Volta”). In connection with the proposed transaction, Volta plans to file a proxy statement on Schedule 14A (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (“SEC”). STOCKHOLDERS OF VOLTA ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT VOLTA WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the Proxy Statement and other relevant materials (when they become available) and other documents filed by Volta at the SEC’s website at www.sec.gov. Copies of the Proxy Statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, on Volta’s website at investors.voltacharging.com or by contacting Volta Investor Relations at drew@voltacharging.com.

Participants in Solicitation

Volta and Shell and their respective directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding Volta’s directors and executive officers is available in its proxy statement filed with the SEC on June 13, 2022.  Information regarding Shell’s directors and executive officers is available at https://www.shell.com/about-us.html. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC (when they become available). Investors should read the Proxy Statement and other relevant materials carefully when they become available before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This press release contains forward-looking statements (within the meaning of the U.S. Private Securities Litigation Reform Act of 1995) concerning the financial condition, results of operations and businesses of Shell. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements are statements of future expectations that are based on management’s current expectations and assumptions and involve known and unknown risks and uncertainties that could cause actual results, performance or events to differ materially from those expressed or implied in these statements. Forward-looking statements include, among other things, statements concerning the potential exposure of Shell to market risks and statements expressing management’s expectations, beliefs, estimates, forecasts, projections and assumptions. These forward-looking statements are identified by their use of terms and phrases such as “aim”, “ambition”, ‘‘anticipate’’, ‘‘believe’’, ‘‘could’’, ‘‘estimate’’, ‘‘expect’’, ‘‘goals’’, ‘‘intend’’, ‘‘may’’, “milestones”, ‘‘objectives’’, ‘‘outlook’’, ‘‘plan’’, ‘‘probably’’, ‘‘project’’, ‘‘risks’’, “schedule”, ‘‘seek’’, ‘‘should’’, ‘‘target’’, ‘‘will’’ and similar terms and phrases. There are a number of factors that could affect the future operations of Shell and could cause those results to differ materially from those expressed in the forward-looking statements included in this press release, including (without limitation): (a) price fluctuations in crude oil and natural gas; (b) changes in demand for Shell’s products; (c) currency fluctuations; (d) drilling and production results; (e) reserves estimates; (f) loss of market share and industry competition; (g) environmental and physical risks; (h) risks associated with the identification of suitable potential acquisition properties and targets, and successful negotiation and completion of such transactions; (i) the risk of doing business in developing countries and countries subject to international sanctions; (j) legislative, judicial, fiscal and regulatory developments including regulatory measures addressing climate change; (k) economic and financial market conditions in various countries and regions; (l) political risks, including the risks of expropriation and renegotiation of the terms of contracts with governmental entities, delays or advancements in the approval of projects and delays in the reimbursement for shared costs; (m) risks associated with the impact of pandemics, such as the COVID-19 (coronavirus) outbreak; and (n) changes in trading conditions. No assurance is provided that future dividend payments will match or exceed previous dividend payments. All forward-looking statements contained in this press release are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Readers should not place undue reliance on forward-looking statements. Additional risk factors that may affect future results are contained in Shell plc’s Form 20-F for the year ended December 31, 2021 (available at www.shell.com/investor and www.sec.gov). These risk factors also expressly qualify all forward-looking statements contained in this press release and should be considered by the reader.  Each forward-looking statement speaks only as of the date of this press release, January 18, 2023. Neither Shell plc nor any of its subsidiaries undertake any obligation to publicly update or revise any forward-looking statement as a result of new information, future events or other information. In light of these risks, results could differ materially from those stated, implied or inferred from the forward-looking statements contained in this press release.

Shell’s net carbon footprint

Also, in this press release we may refer to Shell’s “Net Carbon Footprint” or “Net Carbon Intensity”, which include Shell’s carbon emissions from the production of our energy products, our suppliers’ carbon emissions in supplying energy for that production and our customers’ carbon emissions associated with their use of the energy products we sell. Shell only controls its own emissions. The use of the term Shell’s “Net Carbon Footprint” or “Net Carbon Intensity” are for convenience only and not intended to suggest these emissions are those of Shell plc or its subsidiaries.

Shell’s net-Zero Emissions Target

Shell’s operating plan, outlook and budgets are forecasted for a ten-year period and are updated every year.  They reflect the current economic environment and what we can reasonably expect to see over the next ten years. Accordingly, they reflect our Scope 1, Scope 2 and Net Carbon Footprint (NCF) targets over the next ten years.  However, Shell’s operating plans cannot reflect our 2050 net-zero emissions target and 2035 NCF target, as these targets are currently outside our planning period. In the future, as society moves towards net-zero emissions, we expect Shell’s operating plans to reflect this movement. However, if society is not net zero in 2050, as of today, there would be significant risk that Shell may not meet this target.

Forward Looking Non-GAAP measures

This press release may contain certain forward-looking non-GAAP measures such as cash capital expenditure and divestments. We are unable to provide a reconciliation of these forward-looking Non-GAAP measures to the most comparable GAAP financial measures because certain information needed to reconcile those Non-GAAP measures to the most comparable GAAP financial measures is dependent on future events some of which are outside the control of Shell, such as oil and gas prices, interest rates and exchange rates. Moreover, estimating such GAAP measures with the required precision necessary to provide a meaningful reconciliation is extremely difficult and could not be accomplished without unreasonable effort. Non-GAAP measures in respect of future periods which cannot be reconciled to the most comparable GAAP financial measure are calculated in a manner which is consistent with the accounting policies applied in Shell plc’s consolidated financial statements.

The contents of websites referred to in this press release do not form part of this press release.

We may have used certain terms, such as resources, in this press release that the United States Securities and Exchange Commission (SEC) strictly prohibits us from including in our filings with the SEC.  Investors are urged to consider closely the disclosure in our Form 20-F, File No 1-32575, available on the SEC website www.sec.gov.